                                                                    EXHIBIT 10.2

                                    AMENDMENT

                                     TO THE

                                NOBLE CORPORATION
                   1991 STOCK OPTION AND RESTRICTED STOCK PLAN

            WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Corporation"), has previously assumed the Noble Corporation 1991 Stock Option and Restricted Stock Plan (the "1991 Plan");

            WHEREAS, pursuant to Section 15 of the 1991 Plan, the Board of Directors has the right under the conditions specified therein to amend the 1991 Plan without obtaining the prior approval of the members of the Corporation; and

            WHEREAS, the Board of Directors of the Corporation has determined that certain amendments to the 1991 Plan are appropriate and in the best interests of the Corporation and its members;

            NOW THEREFORE, the Corporation does hereby amend the 1991 Plan, effective from and after the date hereof, as follows:

      1. Section 2 of the 1991 Plan is hereby amended by adding a new paragraph "(w)" thereto, such paragraph to read in its entirety as follows:

      "(w) "Immediate Family Members" means the spouse, former spouse, children (including stepchildren) or grandchildren of an individual."

      2. Section 10 of the 1991 Plan is hereby deleted in its entirety and the following is substituted therefor:

      "SECTION 10. TRANSFERABILITY OF OPTIONS AND SARS

            No Option or any SARs that relate to such Option shall be transferable, other than by will or the laws of descent and distribution, or the rules thereunder, and may be exercised during the life of the Optionee only by the Optionee, except as otherwise provided herein below. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of any Nonqualified Options and any related SARs to be granted to an Optionee to be on terms which permit transfer by such Optionee (i) by gift to the Immediate Family Members of such Optionee, partnerships whose only partners are such Optionee or the Immediate Family Members of such Optionee, limited liability companies whose only shareholders or members are such Optionee or the Immediate Family Members of such Optionee, and trusts established solely for the benefit of such Optionee or the Immediate Family Members of such Optionee, or (ii) to any other persons or entities in the discretion of the Committee; provided, that (x) the

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      Agreement pursuant to which such Nonqualified Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10, and (y) subsequent transfers of transferred Options (and any related SARs) shall be prohibited except those in accordance with this Section 10 (by will or the laws of descent and distribution). Following transfer, any such Options (and any related
      SARs) shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, that for purposes of the Plan, the term "Optionee" shall be deemed to refer to the transferee. The events of any termination of association set forth in
      Section 9 hereof shall continue to be applied with respect to the original Optionee, following which the transferred Options (and any related SARs) shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 9."

      3. This Amendment shall amend only those provisions of the 1991 Plan set forth herein, and those sections, subsections, phrases or words not expressly amended hereby shall remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the 24th day of April, 2003.


                                        NOBLE CORPORATION

                                        By: /s/ JAMES C. DAY
                                            ----------------------
                                        Name:   James C. Day
                                        Title:  Chairman and Chief
                                                Executive Officer

The following is a composite copy of the Noble Corporation 1991 Stock Option and
             Restricted Stock Plan as amended through April 24, 2003

                                NOBLE CORPORATION
                   1991 STOCK OPTION AND RESTRICTED STOCK PLAN

      SECTION 1. PURPOSE

      The purpose of this Plan is to assist the Company in attracting and retaining, as officers and key employees of the Company and its Affiliates, persons of training, experience and ability and to furnish additional incentive to such persons by encouraging them to become owners of Shares of the Company, by granting to such persons Incentive Options, Nonqualified Options, Restricted Stock, or any combination of the foregoing.

      SECTION 2. DEFINITIONS

      Unless the context otherwise requires, the following words as used herein shall have the following meanings:

            (a) "Affiliate" means any corporation (other than the Company) in any unbroken chain of corporations (i) beginning with the Company if, at the time of the granting of the Option or award of Restricted Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) ending with the Company if, at the time of the granting of the Option or award of Restricted Stock, each of the corporations, other than the Company, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (b) "Agreement" means the written agreement (i) between the Company and the Optionee evidencing the Option and any SARs that relate to such Option granted by the Company and the understanding of the parties with respect thereto or (ii) between the Company and a recipient of Restricted Stock evidencing the restrictions, terms and conditions applicable to such award of Restricted Stock and the understanding of the parties with respect thereto.

            (c) "Board" means the Board of Directors of the Company as the same may be constituted from time to time.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means the Committee provided for in Section 3 of the Plan as the same may be constituted from time to time.

            (f) "Company" means Noble Corporation, a Cayman Islands exempted company limited by shares.

            (g) "Corporate Transaction" shall have the meaning as defined in
      Section 8 of the Plan.

            (h) "Disability" means any termination of employment with the Company or an Affiliate because of a long-term or total disability, as determined by the Committee in its sole discretion.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" means the fair market value per Share as determined by the Committee in good faith; provided, however, that if a Share is listed or admitted to trading on a securities exchange registered under the Exchange Act, the Fair Market Value per Share shall be the average of the reported high and low sales price on the date in question (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal securities exchange on which such Share is listed or admitted to trading, or if a Share is not listed or admitted to trading on any such exchange but is listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or any similar system then in use, the Fair Market Value per Share shall be the average of the reported high and low sales price on the date in question (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) on such system, or if a Share is not listed or admitted to trading on any such exchange and is not listed as a national market security on NASDAQ but is quoted on NASDAQ or any similar system then in use, the Fair Market Value per Share shall be the average of the closing high bid and low asked quotations on such system for such Share on the date in question. For purposes of valuing Shares to be made subject to Incentive Options, the Fair Market Value per Share shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

            (k) "Incentive Option" means an Option that is intended to satisfy the requirements of Section 422(b) of the Code and Section 17 of the Plan.

            (l) "Non-Employee Director" means a director of the Company who satisfies the definition thereof under Rule 16b-3 promulgated under the Exchange Act.

            (m) "Nonqualified Option" means an Option that does not qualify as a statutory stock option under Section 422 or 423 of the Code.

            (n) "Option" means an option to purchase one or more Shares granted under and pursuant to the Plan. Such Option may be either an Incentive Option or a Nonqualified Option.

            (o) "Optionee" means a person who has been granted an Option and who has executed an Agreement with the Company.

            (p) "Outside Director" means a director of the Company who is an outside director within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

            (q) "Plan" means this Noble Corporation 1991 Stock Option and Restricted Stock Plan, as amended.

            (r) "Restricted Stock" means Shares issued or transferred pursuant to Section 20 of the Plan.

            (s) "Retirement" means a termination of employment with the Company or an Affiliate either (i) on a voluntary basis by a person if, immediately prior to such termination of employment, the sum of the age of such person and the number of such person's years of continuous service with the Company or one or more Affiliates is equal to or greater than 60, or (ii) otherwise with the written consent of the Committee in its sole discretion.

            (t) "SARs" means stock appreciation rights granted pursuant to
      Section 7 of the Plan.

            (u) "Securities Act" means the Securities Act of 1933, as amended.

            (v) "Share" means a share of the Company's present ordinary shares, par value US$0.10 per share, and any share or shares of capital securities or other securities of the Company hereafter issued or issuable in respect of or in substitution or exchange for each such present share. Such Shares may be unissued or reacquired Shares, as the Board, in its sole and absolute discretion, shall from time to time determine.

            (w) "Immediate Family Members" means the spouse, former spouse, children (including stepchildren) or grandchildren of an individual."

      SECTION 3. ADMINISTRATION

      The Plan shall be administered by, and the decisions concerning the Plan shall be made solely by, a Committee of two or more directors of the Company, all of whom are (a) Non-Employee Directors and (b) Outside Directors. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee. In making grants or awards, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Affiliates and such other considerations as the Board may from time to time specify.

      The Committee shall elect one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum. All decisions and determinations of the Committee shall be made by the majority vote or decision of the members present at any meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been made by a majority vote or decision at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the express provisions of the Plan, the articles of association or memorandum of association of the Company or any resolutions of the Board.

      All questions of interpretation or application of the Plan, or of a grant of an Option and any SARs that relate to such Option or an award of Restricted Stock, including questions of interpretation or application of an Agreement, shall be subject to the determination of the Committee, which determination shall be final and binding upon all parties.

      Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend or rescind administrative and interpretive rules and regulations relating to the Plan; (b) to construe the Plan; (c) to make all other determinations necessary or advisable for administering the Plan; (d) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of Shares issued upon exercise of Options or any SARs that relate to such Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service) upon the exercisability of such Options; (e) subject to Sections 9 and 11 of the Plan, to accelerate, for any reason, regardless of whether the Agreement so provides, the time of exercisability of any Option and any SARs that relate to such Option that have been granted or the time of the lapsing of restrictions on Restricted Stock; (f) to construe the respective Agreements; and (g) to exercise the powers conferred on the Committee under the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee or Board, as the case may be, on the matters referred to in this Section 3 shall be final and conclusive.

      SECTION 4. SHARES SUBJECT TO THE PLAN

            (a) The total number of Shares that may be purchased pursuant to Options, issued or transferred pursuant to the exercise of SARs or awarded as Restricted Stock shall not exceed 20,700,000 in the aggregate, and the total number of shares for which Options and SARs may be granted, and which may be awarded as Restricted Stock, to any one person during any continuous five-year period shall not exceed 1,500,000 in the aggregate; provided that each such maximum number of shares shall be increased or decreased as provided in Section 13 of the Plan.

            (b) At any time and from time to time after the Plan takes effect, the Committee, pursuant to the provisions herein set forth, may grant Options and any SARs that relate to such Options and award Restricted Stock until the maximum number of Shares shall be exhausted or the Plan shall be sooner terminated; provided, however, that no Incentive Option and any SARs that relate to such Option shall be granted after January 29, 2007.

            (c) Shares subject to an Option that expires or terminates prior to exercise and Shares that had been previously awarded as Restricted Stock that have since been forfeited shall be available for further grant of Options or award as Restricted Stock. No Option shall be granted and no Restricted Stock shall be awarded if the number of Shares for which Options have been granted and which pursuant to this Section are not again available for Option grant, plus the number of Shares that have been awarded as Restricted Stock, would, if such Option were granted or such Restricted Stock were awarded, exceed 20,700,000.

            (d) Any Shares withheld pursuant to Section 19(c) of the Plan shall not be available after such withholding for being optioned or awarded pursuant to the provisions hereof.

      SECTION 5. ELIGIBILITY

      The persons who shall be eligible to receive grants of Options and any SARs that relate to such Options, and to receive awards of Restricted Stock, shall be regular salaried officers or other employees of the Company or one or more of its Affiliates.

      SECTION 6. GRANT OF OPTIONS

            (a) From time to time while the Plan is in effect, the Committee may, in its sole and absolute discretion, select from among the persons eligible to receive a grant of Options under the Plan (including persons who have already received such grants of Options) such one or more of them as in the opinion of the Committee should be granted Options. The Committee shall thereupon, likewise in its sole and absolute discretion, determine the number of Shares to be allotted for option to each person so selected.

            (b) Each person so selected shall be offered an Option to purchase the number of Shares so allotted to him, upon such terms and conditions, consistent with the provisions of the Plan, as the Committee may specify. Each such person shall have a reasonable period of time, to be fixed by the Committee, within which to accept or reject the proffered Option. Failure to accept within the period so fixed may be treated as a rejection.

            (c) Each person who accepts an Option offered to him shall enter into an Agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the Option, whereupon such person shall become a participant in the Plan. In the event a person is granted both one or more Incentive Options and one or more Nonqualified Options, such grants shall be evidenced by separate Agreements, one for each Incentive Option grant and one for each Nonqualified Option grant. The date on which the Committee completes all action constituting an offer of an Option to a person, including the specification of the number of Shares to be subject to the Option, shall constitute the date on which the Option covered by such Agreement is granted. In no event, however, shall an

      Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual signing of the Agreement by the Company and the Optionee.

            (d) Each Agreement that includes SARs in addition to an Option shall comply with the provisions of Section 7 of the Plan.

      SECTION 7. GRANT OF SARS

      The Committee may from time to time grant SARs in conjunction with all or any portion of any Option either (i) at the time of the initial Option grant (not including any subsequent modification that may be treated as a new grant of an Incentive Option for purposes of Section 424(h) of the Code) or (ii) with respect to Nonqualified Options, at any time after the initial Option grant while the Nonqualified Option is still outstanding. SARs shall not be granted other than in conjunction with an Option granted hereunder.

      SARs granted hereunder shall comply with the following conditions and also with the terms of the Agreement governing the Option in conjunction with which they are granted:

            (a) The SAR shall expire no later than the expiration of the underlying Option.

            (b) Upon the exercise of an SAR, the Optionee shall be entitled to receive payment equal to the excess of the aggregate Fair Market Value of the Shares with respect to which the SAR is then being exercised (determined as of the date of such exercise) over the aggregate purchase price of such Shares as provided in the related Option. Payment may be made in Shares, valued at their Fair Market Value on the date of exercise, or in cash, or partly in Shares and partly in cash, as determined by the Committee in its sole and absolute discretion.

            (c) SARs shall be exercisable (i) only at such time or times and only to the extent that the Option to which they relate shall be exercisable, (ii) only when the Fair Market Value of the Shares subject to the related Option exceeds the purchase price of the Shares as provided in the related Option, and (iii) only upon surrender of the related Option or any portion thereof with respect to the Shares for which the SARs are then being exercised.

            (d) Upon exercise of an SAR, a corresponding number of Shares subject to option under the related Option shall be canceled. Such canceled Shares shall be charged against the Shares reserved for the Plan, as provided in Section 4 of the Plan, as if the Option had been exercised to such extent and shall not be available for future Option grants or Restricted Stock awards hereunder.

      SECTION 8. OPTION PRICE

      The option price for each Share covered by an Incentive Option shall not be less than the greater of (a) the par value of such Share or (b) the Fair Market Value of such Share at the time such Option is granted. The option price for each Share covered by a Nonqualified Option shall not be less than the greater of (a) the par value of such Share or (b) 100 percent of the Fair Market Value of such Share at the time the Option is granted, except that the minimum option price may be equal to or greater than 85 percent of the Fair Market Value of such Share at the time the Option is granted if and to the extent the discount from Fair Market Value is expressly granted in lieu of a reasonable amount of salary or cash bonus. Notwithstanding the two immediately preceding sentences, if the Company or an Affiliate agrees to substitute a new Option under the Plan for an old Option, or to assume an old Option, by reason of a corporate merger, amalgamation, consolidation, acquisition of property or shares, separation, reorganization, or liquidation (any of such events being referred to herein as a "Corporate Transaction"), the option price of the Shares covered by each such new Option or assumed Option may be other than the Fair Market Value of the Shares at the time the Option is granted as determined by reference to a formula, established at the time of the Corporate Transaction, which will give effect to such substitution or assumption; provided, however, in no event shall:

            (a) the excess of the aggregate Fair Market Value of the Shares subject to the Option immediately after the substitution or assumption over the aggregate option price of such Shares be more than the excess of the aggregate Fair Market Value of all Shares subject to the Option immediately prior to the substitution or assumption over the aggregate option price of such Shares;

            (b) in the case of an Incentive Option, the new Option or the assumption of the old Option give the Optionee additional benefits that he would not have under the old Option; or

            (c) the ratio of the option price to the Fair Market Value of the shares subject to the Option immediately after the substitution or assumption be more favorable to the Optionee than the ratio of the option price to the Fair Market Value of the shares subject to the old Option immediately prior to such substitution or assumption, on a Share by Share basis.

Notwithstanding the above, the provisions of this Section 8 with respect to the option price in the event of a Corporate Transaction shall, in the case of an Incentive Option, be subject to the requirements of Section 424(a) of the Code and the Treasury regulations and revenue rulings promulgated thereunder. In the case of an Incentive Option, in the event of a conflict between the terms of this Section 8 and the above cited statute, regulations and rulings, or in the event of an omission in this Section 8 of a provision required by said laws, the latter shall control in all respects and are hereby incorporated herein by reference as if set out at length.

      SECTION 9. OPTION PERIOD AND TERMS OF EXERCISE

            (a) Each Option shall be exercisable during such period of time as the Committee may specify, but in no event for longer than 10 years from the date when the Option is granted; provided, however, that

                  (i) All rights to exercise an Option and any SARs that relate to such Option shall, subject to the provisions of subsection (c) of this Section 9, terminate six months after the date the Optionee ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates, for any reason other than death, Disability or Retirement, except that, in the event of the termination of employment of the Optionee on account of fraud, dishonesty or other acts detrimental to the interests of the Company or one or more of its Affiliates, the Option and any SARs that relate to such Option shall thereafter be null and void for all purposes. Employment shall not be deemed to have ceased by reason of the transfer of employment, without interruption of service, between or among the Company and any of its Affiliates. In addition, for purposes of this Plan, employment shall not be deemed to have ceased by reason of the termination of employment with the Company or an Affiliate, followed by a reemployment with the Company or an Affiliate within six months of such initial termination, provided such reemployment is approved for purposes of this Section 9(a)(i) by the Committee in its sole discretion, of (x) a person whose employment terminated initially in December 1996 in connection with the sale by the Company and its Affiliates of their land drilling assets to Nabors Industries, Inc. and its affiliates and (y) any person not otherwise provided for in clause (x) immediately preceding.

                  (ii) If the Optionee ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates, by reason of his death, Disability or Retirement, all rights to exercise such Option and any SARs that relate to such Option shall, subject to the provisions of subsection
            (c) of this Section 9, terminate five years thereafter.

            (b) If an Option is granted with a term shorter than 10 years, the Committee may extend the term of the Option and any SARs that relate to such Option, but for not more than 10 years from the date when the Option was originally granted.

            (c) In no event may an Option or any SARs that relate to such Option be exercised after the expiration of the term thereof.

      SECTION 10. TRANSFERABILITY OF OPTIONS AND SARS

      No Option or any SARs that relate to such Option shall be transferable, other than by will or the laws of descent and distribution, or the rules thereunder, and may be exercised during the life of the Optionee only by the Optionee, except as otherwise provided herein below. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of any Nonqualified Options and any related SARs to be granted to an Optionee to be on terms which permit transfer by such Optionee (i) by gift to the Immediate Family Members of such Optionee, partnerships whose only partners are such Optionee or the Immediate Family Members of such Optionee, limited liability companies whose only shareholders or members are such Optionee or the Immediate Family Members of such Optionee, and trusts established solely for the benefit of such Optionee or the Immediate Family Members of such Optionee, or (ii) to any other persons or entities in the discretion of the Committee; provided, that
(x) the Agreement pursuant to which such Nonqualified Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10, and (y) subsequent transfers of transferred Options (and any related SARs) shall be prohibited except those in accordance with this Section 10 (by will or the laws of descent and distribution). Following transfer, any such Options (and any related SARs) shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, that for purposes of the Plan, the term "Optionee" shall be deemed to refer to the transferee. The events of any termination of association set forth in Section 9 hereof shall continue to be applied with respect to the original Optionee, following which the transferred Options (and any related SARs) shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 9.

      SECTION 11. EXERCISE OF OPTIONS AND SARS

            (a) During the lifetime of an Optionee, only such Optionee may exercise an Option or any SARs that relate to such Option granted to him. In the event of his death, any then exercisable portion of his Option and any SARs that relate to such Option may, within five years thereafter, or earlier date of termination of the Option, be exercised in whole or in part by the duly authorized representative of the deceased Optionee's estate.

            (b) At any time, and from time to time, during the period when any Option and any SARs that relate to such Option, or a portion thereof, are exercisable, such Option or SARs, or portion thereof, may be exercised in whole or in part; provided, however, that the Committee may require any Option or SAR that is partially exercised to be so exercised with respect to at least a stated minimum number of Shares.

            (c) Each exercise of an Option, or a portion thereof, shall be evidenced by a notice in writing to the Company accompanied by payment in full of the option price of the Shares then being purchased. Payment in full shall mean payment of the full amount due, either in cash, by certified check or cashier's check, or, with the consent of the Committee, with Shares owned by the Optionee, including an actual or deemed multiple series of exchanges of such Shares.

            Notwithstanding anything contained herein to the contrary, at the request of an Optionee and to the extent permitted by applicable law, the Committee may, in its sole and absolute discretion, selectively approve arrangements with a brokerage firm or firms under which any such brokerage firm shall, on behalf of the Optionee, make payment in full to the Company of the option price of the Shares then being purchased, and the Company, pursuant to an irrevocable notice in writing from the Optionee, shall make prompt delivery of one or more certificates for the appropriate number of Shares to such brokerage firm. Payment in full for purposes of the immediately preceding sentence shall mean payment of the full amount due, either in cash or by certified check or cashier's check.

            (d) Each exercise of SARs, or a portion thereof, shall be evidenced by a notice in writing to the Company.

            (e) No Shares shall be issued upon exercise of an Option until full payment therefor has been made, and an Optionee shall have none of the rights of a member of the Company until Shares are issued to him.

            (f) Nothing herein or in any Agreement shall require the Company to issue any Shares upon exercise of an Option or SAR if such issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. Upon the exercise of an Option or SAR (as a result of which the Optionee receives Shares), or portion thereof, the Optionee shall give to the Company satisfactory evidence that he is acquiring such Shares for the purposes of investment only and not with a view to their distribution; provided, however, if or to the extent that the Shares delivered to the Optionee shall be included in a registration statement filed by the Company under the Securities Act, such investment representation shall be abrogated.

      SECTION 12. DELIVERY OF SHARE CERTIFICATES

      As promptly as may be practicable after an Option or SAR (as a result of the exercise of which the Optionee receives Shares), or a portion thereof, has been exercised as hereinabove provided, the Company shall make delivery of one or more certificates for the appropriate number of Shares. In the event that an Optionee exercises both (i) an Incentive Option or SARs that relate to such Option (as a result of which the Optionee receives Shares), or a portion thereof, and (ii) a Nonqualified Option or SARs that relate to such Option (as a result of which the Optionee receives Shares), or a portion thereof, separate share certificates shall be issued, one for the Shares subject to the Incentive Option and one for the Shares subject to the Nonqualified Option.

      SECTION 13. CHANGES IN COMPANY'S SHARES AND CERTAIN CORPORATE TRANSACTIONS

      If at any time while the Plan is in effect there shall be any increase or decrease in the number of issued and outstanding Shares of the Company effected without receipt of consideration therefor by the Company, through the declaration of a dividend in Shares or through any recapitalization, amalgamation or merger or otherwise in which the Company is the surviving corporation, resulting in a split-up, combination or exchange of Shares of the Company, then and in each such event:

            (a) An appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned or awarded as Restricted Stock under the Plan, to the end that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned and awarded;

            (b) Appropriate adjustment shall be made in the number of Shares and the option price per Share thereof then subject to purchase pursuant to each Option previously granted and then outstanding, to the end that the same proportion of the Company's issued and outstanding Shares in each such instance shall remain subject to purchase at the same aggregate option price; and

            (c) In the case of Incentive Options, any such adjustments shall in all respects satisfy the requirements of Section 424(a) of the Code and the Treasury regulations and revenue rulings promulgated thereunder.

      Except as is otherwise expressly provided herein, the issue by the Company of shares of its capital securities of any class, or securities convertible into shares of capital securities of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or option price of Shares then subject to outstanding Options granted under the Plan. Furthermore, the presence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, amalgamations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger, amalgamation or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred shares that would rank above the Shares subject to outstanding Options granted under the Plan; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      SECTION 14. EFFECTIVE DATE

      The Plan was originally adopted by the Board of Directors of Noble Drilling Corporation, a Delaware corporation ("Noble-Delaware"), on January 31, 1991 and approved by the stockholders of Noble-Delaware on April 25, 1991. The Plan was amended and restated on January 30, 1997 and approved by the stockholders of Noble-Delaware on April 24, 1997. The Plan was amended by the Board of Directors of Noble-Delaware on July 24, 1997. The Plan was amended by the Board of Directors of Noble-Delaware on February 4, 1999 and approved by the stockholders of Noble-Delaware on April 22, 1999. The Plan was amended by the Board of Directors of Noble-Delaware on October 28, 1999. The Plan was amended by the Board of Directors of Noble-Delaware on January 31, 2002 and approved by the stockholders of Noble-Delaware on April 25, 2002.

      On April 30, 2002, the Company became the successor to Noble-Delaware as part of the internal corporate restructuring of Noble-Delaware and its subsidiaries. This restructuring was approved by the stockholders of Noble-Delaware on April 25, 2002. The restructuring was accomplished through the merger of an indirect, wholly owned subsidiary of Noble-Delaware with and into Noble-Delaware (the "Merger"). Noble-Delaware survived the Merger as an indirect, wholly owned subsidiary of the Company. In addition, as a result of the Merger, all of the outstanding shares of Common Stock (and the related preferred stock purchase rights) of Noble-Delaware were exchanged for Ordinary Shares (and related preferred share purchase rights) of the Company. As part of the Merger, the Company assumed the rights and obligations of Noble-Delaware under the Plan. Consequently, beginning after April 30, 2002, the Plan is sponsored by the Company and Ordinary Shares are issuable under the Plan, rather than shares of Common Stock of Noble-Delaware. The Plan was amended as of May 1, 2002 to reflect the assumption of the Plan by the Company.

      SECTION 15. AMENDMENT, SUSPENSION OR TERMINATION

      The Board may at any time amend, suspend or terminate the Plan; provided, however, that after the members of the Company have approved and ratified the Plan in accordance with Section 14 of the Plan, the Board may not, without approval of the members of the Company, amend the Plan so as to (a) increase the maximum number of Shares subject thereto, as specified in Sections 4(a) and 13 of the Plan, (b) reduce the option price for Shares covered by Options granted hereunder below the price specified in Section 8 of the Plan or (c) permit the "repricing" of Options and any SARs that relate to such new Options in contravention of Section 18 of the Plan; and provided further, that the Board may not modify, impair or cancel any outstanding Option or SAR that relates to such Option, or the restrictions, terms or conditions applicable to Shares of Restricted Stock, without the consent of the holder thereof.

      SECTION 16. REQUIREMENTS OF LAW

      Notwithstanding anything contained herein or in any Agreement to the contrary, the Company shall not be required to sell or issue Shares under any Option or SAR if the issuance thereof would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance of Shares upon exercise of an Option or SAR, the Company may require such agreements or undertakings, if any, as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

      SECTION 17. INCENTIVE OPTIONS

      The Committee may, in its sole and absolute discretion, designate any Option granted under the Plan as an Incentive Option intended to qualify under
Section 422(b) of the Code. Any provision of the Plan to the contrary notwithstanding, (a) no Incentive Option shall be granted to any person who, at the time such Incentive Option is granted, owns shares possessing more than

10 percent of the total combined voting power of all classes of shares of the Company or any Affiliate unless the option price under such Incentive Option is at least 110 percent of the Fair Market Value of the Shares subject to the Incentive Option at the date of its grant and such Incentive Option is not exercisable after the expiration of five years from the date of its grant; and
(b) the aggregate Fair Market Value of the Shares subject to an Incentive Option and the aggregate Fair Market Value of the shares of the Company or any Affiliate (or a predecessor corporation of the Company or an Affiliate) subject to any other incentive stock option (within the meaning of Section 422(b) of the Code) of the Company and its Affiliates (or a predecessor corporation of any such corporation), that may become first exercisable in any calendar year, shall not (with respect to any Optionee) exceed $100,000, determined as of the date the Incentive Option is granted.

      SECTION 18. MODIFICATION OF OPTIONS AND SARS

      Subject to the terms and conditions of and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options and any SARs that relate to such Options granted under the Plan. The Committee shall not have authority to accept the surrender or cancellation of any Options and any SARs that relate to such Options outstanding hereunder (to the extent not theretofore exercised) and grant new Options and any SARs that relate to such new Options hereunder in substitution therefor (to the extent not theretofore exercised) at any Option Price that is less than the Option Price of the Options surrendered or cancelled. Notwithstanding the foregoing provisions of this Section 18, no modification of an outstanding Option and any SARs that relate to such Option granted hereunder shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option and any SARs that relate to such Option theretofore granted hereunder to such Optionee, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of
Section 422(b) of the Code.

      SECTION 19. AGREEMENT PROVISIONS

            (a) Each Agreement shall contain such provisions (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and any SARs that relate to such Option and the transfer of shares thereby acquired) as the Committee shall deem advisable. Each Agreement relating to an Option shall identify the Option evidenced thereby as an Incentive Option or Nonqualified Option, as the case may be. Incentive Options and Nonqualified Options may not both be covered by a single Agreement. Each such Agreement relating to Incentive Options shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422(b) of the Code.

            (b) Each Agreement shall recite that it is subject to the Plan and that the Plan shall govern where there is any inconsistency between the Plan and the Agreement.

      (c) Each Agreement shall contain a covenant by the Optionee, in such form as the Committee may require in its discretion, that he consents to and will take whatever affirmative actions are required, in the opinion of the Committee, to enable the Company or appropriate Affiliate to satisfy its Federal income tax and FICA and any applicable state and local withholding obligations. An Agreement may contain such provisions as the Committee deems appropriate to enable the Company or its Affiliates to satisfy such withholding obligations, including provisions permitting the Company, upon the exercise of an Option or SAR (as a result of which the Optionee receives Shares), to withhold Shares otherwise issuable to the Optionee exercising the Option or SAR, or to accept delivery of Shares owned by the Optionee, to satisfy the applicable withholding obligations.

      (d) Each Agreement relating to an Incentive Option shall contain a covenant by the Optionee immediately to notify the Company in writing of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of Shares received upon the exercise of an Incentive Option.

SECTION 20. RESTRICTED STOCK

      (a) Subject to the provisions of Section 14 of the Plan, the Committee may from time to time, in its sole and absolute discretion, award Shares of Restricted Stock to such persons as it shall select from among those persons who are eligible under Section 5 of the Plan to receive awards of Restricted Stock. Any award of Restricted Stock shall be made from Shares subject hereto as provided in Section 4 of the Plan.

      (b) A Share of Restricted Stock shall be subject to such restrictions, terms and conditions, including forfeitures, if any, as may be determined by the Committee, which may include, without limitation, the rendition of services to the Company or its Affiliates for a specified time or the achievement of specific goals, and to the further restriction that no such Share may be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the award of the Restricted Stock have been satisfied; provided, however, that the minimum restriction period shall be three years from the date of award (one year in the case of Shares of Restricted Stock awarded with performance-based conditions); and provided further, that up to 50 percent of the Shares of Restricted Stock awarded under an Agreement that have not previously vested may be made subject to vesting annually commencing with the first anniversary of the award. Each recipient of an award of Restricted Stock shall enter into an Agreement with the Company, in such form as the Committee shall prescribe, setting forth the restrictions, terms and conditions of such award, whereupon such recipient shall become a participant in the Plan.

      If a person is awarded Shares of Restricted Stock, whether or not escrowed as provided below, the person shall be the record owner of such Shares and shall have all the rights of a member of the Company with respect to such Shares (unless the escrow agreement, if any, specifically provides otherwise), including the right to vote and the right to receive dividends or other distributions made or paid with respect to such Shares. Any certificate or certificates representing Shares of Restricted Stock shall bear a legend similar to the following:

            The shares represented by this certificate have been issued pursuant to the terms of the Noble Corporation 1991 Stock Option and Restricted Stock Plan and may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of in any manner except as set forth in the terms of the agreement embodying the award of such shares dated __________, 20__.

      In order to enforce the restrictions, terms and conditions that may be applicable to a person's Shares of Restricted Stock, the Committee may require the person, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as by the Committee shall prescribe.

      After the satisfaction of the restrictions, terms and conditions set by the Committee at the time of an award of Restricted Stock to a person, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the person.

      If a person to whom Restricted Stock has been awarded dies after satisfaction of the restrictions, terms and conditions for the payment of all or a portion of the award but prior to the actual payment of all or such portion thereof, such payment shall be made to the person's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the person.

      The Committee shall have the authority (and the Agreement evidencing an award of Restricted Stock may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the Shares of Restricted Stock awarded to a person hereunder on such terms and conditions as the Committee may deem appropriate.

      (c) Without limiting the provisions of the first paragraph of subsection
(b) of this Section 20, if a person to whom Restricted Stock has been awarded ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates, for any reason, prior to the satisfaction of any terms and conditions of an award, any Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the person and transferred to, and reacquired by, the Company or an Affiliate at no cost to the Company or the Affiliate; provided, however, if the cessation is due to the person's death, Retirement or Disability, the Committee may, in its sole and absolute discretion, deem that the terms and conditions have been met for all or part of such remaining portion. In the event of such forfeiture, the person, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Shares of Restricted Stock remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

      (d) In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that payment of Restricted Stock shall take the form of the kind and amount of shares and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such consolidation or merger.

SECTION 21. GENERAL

      (a) The proceeds received by the Company from the sale of Shares pursuant to Options shall be used for general corporate purposes.

      (b) Nothing contained in the Plan or in any Agreement shall confer upon any Optionee or recipient of Restricted Stock the right to continue in the employ of the Company or any Affiliate, or interfere in any way with the rights of the Company or any Affiliate to terminate his employment at any time, with or without cause.

      (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Option and any SARs that relate to such Option granted hereunder or any Restricted Stock awarded hereunder; and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expenses (including counsel fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may be in effect from time to time.

      (d) Any payment of cash or any issuance or transfer of Shares to the Optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

      (e) Neither the Committee, the Board nor the Company guarantees the Shares from loss or depreciation.

      (f) All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Affiliates.

      (g) Records of the Company and its Affiliates regarding a person's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

      (h) Any action required of the Company shall be by resolution of its Board or by a person authorized to act by resolution of the Board. Any action required of the Committee shall be by resolution of the Committee or by a person authorized to act by resolution of the Committee.

      (i) If any provision of the Plan or any Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such Agreement, as the case may be, but such provision shall be fully severable and the Plan or such Agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

      (j) Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company, an Optionee or a recipient of Restricted Stock may change, at any time and from time to time, by written notice to the other, the address that it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee and recipient of Restricted Stock shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the Shares to which such notice relates.

      (k) Any person entitled to notice hereunder may waive such notice.

      (l) The Plan shall be binding upon the Optionee or recipient of Restricted Stock, his heirs, legatees, distributees and legal representatives, upon the Company, its successors and assigns, and upon the Committee, and its successors.

      (m) The titles and headings of Sections and paragraphs are included for convenience of reference only and are not to be considered in the construction of the provisions hereof.

      (n) All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal law of the United States, or the laws of the Cayman Islands.

      (o) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.